REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of March 27, 2000, between Vizacom Inc., a Delaware corporation (the "Company"), and each of the stockholders of the Company set forth on the signature page hereto (the "Stockholders").

     WHEREAS, this Agreement has been entered into in connection with an Agreement and Plan of Merger, dated as of February 28, 2000 (the "Merger Agreement"), among the Company, PWR Acquisition Corp., a Delaware corporation, and PC Workstation Rentals, Inc. d/b/a PWR Systems, Inc., a New York corporation, and the Stockholders.

     NOW, THEREFORE, it is agreed as follows:

     1. Defined Terms. Each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

          (a) Registerable Securities. The term "Registerable Securities" shall mean any of the shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") received by the Stockholders pursuant to the Merger Agreement whether on the Closing Date or thereafter and upon conversion of the convertible notes issued pursuant to the Merger Agreement and other securities received in connection with any stock split, stock dividend, merger, reorganization, recapitalization, reclassification or other distribution payable or issuable upon such shares of Common Stock. For the purposes of this Agreement, securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such Registerable Securities has been declared effective by the Securities and Exchange Commission and such registration statement has been continuously effective for a period of nine (9) months after the expiration of the period specified in section 2(b) of the Lock-up Agreements of even date herewith between the Company and each of Stockholders, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 144A promulgated under the Securities Act, or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer.

          (b) Rightsholders. The term "Rightsholders" shall include the Stockholders, all successors and assigns of the Stockholders, and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the

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     rights of the transferor Rightsholder under this Agreement with respect to the transferred Registerable Securities.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and subsection, paragraph, clause, schedule and exhibit references are to this Agreement unless otherwise specified.

          (d) Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Merger Agreement.

2.   Registration Rights.

          (a)  Demand Registration.

          (i) Right to Demand. Subject to Paragraph 2(a)(ii) hereof, at any time on or after the Closing Date and on or prior to four years from the Closing Date, the Initiating Holders (as defined in paragraph 2(a)(vi) below) may make a written request (each, a "Demand Request") to the Company for registration under the Securities Act of all or part of their Registerable Securities (each, a "Demand Registration"). Within ten days after receipt of a Demand Request, the Company shall deliver a written notice (the "Notice") of such Demand Request to all other Rightsholders, and subject to the limitations of this Section 2, use its commercially reasonable best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registerable Securities that the Rightsholders request to be registered in a written request ("Tag-Along Request") received by the Company. Each and every Demand Request shall be required to specify the aggregate amount of the Registerable Securities to be included in such Demand Registration, the amount of Registerable Securities to be registered for each of the Initiating Holders and the intended method(s) of disposition thereof, including whether or not such Demand Registration or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, and the terms of any such underwriting. Each and every Tag-Along Request shall be required to specify the amount of Registerable Securities to be registered in the Demand Registration and the intended method(s) of disposition thereof, including whether or not the Registerable Securities subject to such Tag-Along Request or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, and the terms of any such underwriting.

          (ii) Number of Demand Registrations; Expenses. Subject to the provisions of Paragraph 2(a)(iii) hereof, the holders of Registerable Securities shall be entitled, in the aggregate, to one Demand Registration, the Registration Expenses (as defined in Section 4 hereof) of which, subject to the provisions of Section 4, shall be borne by the Company, but the Company shall not be responsible for the payment of any underwriter's discount,

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

     commission or selling concession in connection with the sale of any of the Registerable Securities. The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective.

          (iii) Priority on Demand Registrations.

               (A) Whenever the Company shall effect a Demand
          Registration in connection with an underwritten offering by one or more Initiating Holders, no other securities including other Registerable Securities, shall be included in such Demand Registration, including other Securities, Registerable unless (1) the managing underwriter(s) with respect to such Demand Registration shall have advised the Company and each Initiating Holder whose Registerable Securities were included in the Demand Request, in writing, that the inclusion of such other securities would not adversely affect such underwritten offering or (2) each of the Initiating Holders shall each have consented in writing to the inclusion of such other securities. In the event of such written advice of the managing underwriter(s) or unanimous consent of such Initiating Holders, the Company will include in such Demand Registration securities in the following order of priority until the maximum number of securities included in the written advice of the managing underwriter(s) or unanimous consent of such Initiating Holders shall be reached: (1) first, pro rata on an aggregate basis (based upon the amount of Registerable Securities) among the Registerable Securities included in the Demand Request which are subject to the underwritten offering and the Registerable Securities of other Rightsholder who have given a Tag-Along Request with respect to such Demand Registration where the method of distribution shall be pursuant to an underwritten offering, and (2) second, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted registration rights and for which a request for inclusion in the Demand Registration shall have been made.

               (B) Whenever the Company shall effect a Demand
          Registration in connection with an offering of Registerable Securities of Initiating Holders for which the intended method(s) of distribution shall not include an underwritten offering, and the holders of a majority of the Registerable Securities which were subject to the Demand Request shall advise the Company in writing that, in the opinion of such Initiating Holders, the number of securities proposed to be sold in such Demand Registration would adversely affect such offering, and the Board of Directors of the Company concurs with such conclusion, the Company will include in such Demand Registration securities in the following order of priority until the maximum number of securities included in the written advice of such Initiating Holders shall be reached: (1) first, pro rata on an aggregate basis (based upon the amount of Registerable Securities) among the Registerable Securities

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

          included in the Demand Request, (2) second, pro rata (based upon the amount of Registerable Securities the Registerable Securities of the other Rightsholders who have given a Tag-Along Request with respect to such Demand Registration, and (3) third, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted registration rights and for which a request for inclusion in the Demand Registration shall have been made.

               (C) In the event that Initiating Holders and other holders of registration rights granted by the Company in connection with the Merger Agreement who have given a Tag-Along Request are unable to have registered the full amount of Registerable Securities which they requested to be registered pursuant to a Demand Request or Tag-Along Request, pursuant to the provisions of Section 4(a)(iii)(B), such Initiating Holders and other Rightsholders shall retain the right to one Demand Registration with respect to such unregistered Registerable Securities subject to such Demand Request and Tag-Along Request.

          (iv) Delay in Effecting Demand Registration. Notwithstanding anything in the foregoing to the contrary, the Company shall not be obligated to effect a Demand Registration at any time when the Company, in the good faith judgment of its Board of Directors made no later than 30 days after the giving of the Demand Request with respect to such Demand Registration, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would be materially detrimental to the interests of Company or its stockholders. The effectuation of a Demand Registration cannot be suspended, pursuant to the provisions of the preceding sentence, on more than one occasion in any twelve-month period or for more than 120 days after the date of the Board's determination referenced in the preceding sentence.

          (v) Approval of Underwriter by the Company and Placement Agent.
     If the Demand Registration is to involve an underwritten offering, the managing underwriter(s) and each selling agent selected by those Rightsholders participating in each such underwritten offering shall be subject to the written approval of the Company, which approval may not be unreasonably withheld.

          (vi) "Initiating Holders" Defined. For purposes of this
     Agreement, the term "Initiating Holders" shall mean, on any given date, those Rightsholders holding Registerable Securities which would aggregate 50% or more of the total Registerable Securities that would be outstanding on such date.

          (b)  Piggy-Back Registration.

          (i) Right to Piggy-Back Registration. If at any time on or after the Closing Date and on or prior to four years from the Closing Date, the Company proposes to file a

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registration statement under the Securities Act with respect to an offering by the Company or any other party of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company, on each such occasion, shall give written notice (each, a "Company Piggy-Back Notice") of such proposed filing to all of the Rightsholders owning Registerable Securities at least 20 days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such Rightsholders the opportunity to register such aggregate number of Registerable Securities as each such Rightsholder may request. Each such Rightsholder shall have the right, exercisable for the 10 days immediately following the giving of the Company Piggy-Back Notice, to request, by written notice (each, a "Holder Notice") to the Company, the inclusion of all or any portion of the Registerable Securities of such Rightsholders in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Registerable Securities which were the subject of all Holder Notices in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding anything to the contrary contained in this Paragraph 2(b), if the managing underwriter(s) of such underwritten offering or any proposed underwritten offering delivers a written opinion to the Rightsholders of Registerable Securities which were the subject of all Holder Notices that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of such Rightsholders and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned by such Rightsholders and other persons which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in its written opinion.

          (ii) Number of Piggy-Back Registrations; Expenses. The obligations of the Company under this Section 2 shall be unlimited with respect to each Rightsholder. Subject to the provisions of Section 4 hereof, the Company will pay all Registration Expenses in connection with any registration of Registerable Securities effected pursuant to this
     Section 2, but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection therewith.

          (iii) Withdrawal or Suspension of Registration Statement. Notwithstanding anything contained to the contrary in this Section 2(b), the Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Holder Notice, to determine not to file a registration statement to which the Rightsholders shall have the right to include their Registerable Securities therein pursuant to this
     Section 2(b), to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement. In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such

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

     determination to all Rightsholders and, thereupon, (i) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this Section 2 to register any of the Registerable Securities in connection with such registration and (ii) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Registerable Securities pursuant to this Section 2 for the same period as the delay in the registration of such other securities. No registration effected under this Section 2(b) shall relieve the Company of its obligation to effect any registration upon demand otherwise granted to a Rightsholder under any other agreement with the Company.

     3.   Registration Procedures.

          (a) Obligations of the Company. The Company will, in connection with any registration pursuant to Section 2 hereof, as expeditiously as possible:

               (i) prepare and file with the Commission a registration statement under the Securities Act on any appropriate form chosen by the Company, in its sole discretion, which shall be available for the sale of all Registerable Securities to be included for sale in accordance with the intended method(s) of distribution thereof set forth in all applicable Holder Notices, and use its commercially reasonable best efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable but in no event more than 100 days after receipt of such notices or requests; provided, that, (A) after such filing, the Company shall, as diligently as practicable, provide to each such Rightsholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement; (B) the Company shall modify or amend the registration statement as it relates to such Rightsholder as reasonably requested by such Rightsholder on a timely basis, and shall reasonably consider other changes to the registration statement (but not including any exhibit or document incorporated therein by reference) reasonably requested by such Rightsholder on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and (C) that the obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for (x) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company) or (y) any other bona fide corporate purpose, but then only for a period not to exceed 120 days;

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               (ii) prepare and file with the Commission such amendments
          and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to nine months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such nine-month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

               (iii) notify the Rightsholders whose Registerable
          Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by clause (A) of Paragraph 3(a)(x) hereof cease to be true and correct, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (F) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (iv) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

               (v) use reasonable efforts to register or qualify the Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registerable Securities are included in such registration statement reasonably requests in

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          writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Paragraph 3(a)(v),
          (B) subject itself to taxation in any such jurisdiction or (C) take any action which would subject it to general service of process in any such jurisdiction;

               (vi) cooperate with the Rightsholder whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, not bearing any restrictive legends, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

               (vii) comply with all applicable rules and regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (A) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or (B) in a non-underwritten offering, with the first month of the Company's first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

               (viii) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (A) make such representations and warranties, if any, to any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (B) obtain opinions of counsel to the Company and updates thereof addressed to each such underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Rightsholders and underwriter(s), (C) obtain a "cold comfort" letter and updates thereof from the

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          Company's independent certified public accountants addressed to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and
          (D) deliver such documents and certificates as may be reasonably requested by the managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this Paragraph 3(a)(x) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

               (ix) if requested by the holders of a majority of the Registerable Securities included in such registration statement, use its commercially reasonable best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.

          (b) Obligations of Rightsholders. In connection with any registration of Registerable Securities of a Rightsholder pursuant to
          Section 2 hereof:

               (i) The Company may require that each Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

               (ii) Each Rightsholder, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B), (C), (E) and (F) of Paragraph 3(a)(iii) hereof, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (A) of Paragraph 3(a)(iii) hereof, or until such Rightsholder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder

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          verify its agreement to the provisions of this Paragraph 3(b)(ii) in any Holder Notice of the Rightsholder or in a separate document executed by the Rightsholder.

     4. Registration Expenses. All expenses incident to the performance of or compliance with this Agreement by the Company, including, without imitation, all registration and filing fees of the Commission, National Association of Securities Dealers, Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company. All such expenses are herein referred to as "Registration Expenses."

     5. Indemnification: Contribution.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors, and its legal counsel accountants, and underwriters, and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation to which they may be subject under the Securities Act or any other federal or any state securities laws, arising out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein or
     (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state

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     securities laws relating to the Registration Statement.

          (b) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) any agent thereof, its legal counsel, accountants and underwriters, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation to which they may be subject under the Securities Act or any other federal or any state securities laws, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements contained in any registration statement, prospectus, or preliminary prospectus (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein or (ii) any violation or alleged violation by such Rightsholder of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws relating to the Registration Statement.

          (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 5 of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (i) hereunder, unless the indemnifying party is actually prejudiced thereby, or (ii) otherwise than under this Section 5. In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such

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

     indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, which firm shall be designated in writing by the indemnified party).

          (d) Contribution. If the indemnification provided for in this
     Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages. liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in
     Section 5(e), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 5(d) were determined by pro rata allocation or by any other

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

     method of allocation which does not take into account the equitable considerations referred to in clauses (i) and (ii) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Limitation. Anything to the contrary contained in this
     Section 5(e) or in Section 6 notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

          (f) Survival. The obligations of the Company and the Rightsholders under this Section 5 shall survive the completion of any offering of Registerable Securities in a registration statement under this Agreement.

     6. Reports Under the Exchange Act of 1934. With a view to making available to Rightsholders the benefits of Rule 144 promulgated under the Securities Act or any other rule or regulation of the Commission that may at any time permit a Rightsholder to sell securities of the Company to the public without registration, the Company agrees to furnish to any Rightsholder, so long as the Rightsholder owns any Registerable Securities, forthwith upon request (i) a written statement by the Company that it has complied, if true, with the reporting requirements of Commission Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested by any Rightsholder in connection with any rule or regulation of the Commission that permits the selling of any Registerable Securities without registration or pursuant to such form. The Company agrees to use its best efforts to timely comply with the reporting requirements set forth in Commission Rule 144(c)(1), the Securities Act and the Exchange Act.

     7. Participation in Underwritten Registration. No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder
(i) agrees to sell such Rightsholder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act and
(ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of
Section 3 hereof.

     8. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

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

     9. Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) are not intended to confer upon any other person any rights or remedies hereunder, except as set forth herein.

     10. Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any state or federal court within the State of New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

     12. Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Notwithstanding the foregoing, the rights to cause the Company to register Registerable Securities pursuant to Section 2 may be assigned (but only with all related obligations) by a Rightsholder to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner or stockholder of a Rightsholder, (ii) is a Rightsholder's spouse or member of such Rightsholder's immediate family, or a custodian, trustee (including a trustee of a voting trust), executor or other fiduciary for the account of the Rightsholder's spouse or members of the Rightsholder's immediate family, a trust for the Rightsholder's own self, a charitable remainder trust or an entity that is controlled by one or more of the Rightsholder's immediate family, or (iii) after such assignment or transfer, holds at least 250,000 shares of Registerable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided; (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2; and (c) such assignment

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

shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

     13. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented without the written consent of each of the parties hereto. Any of the Stockholders or the Company may, by written notice to the others, (i) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the other, (ii) waive any inaccuracies in the representations of the other contained in this Agreement or in any documents delivered pursuant to this Agreement, (iii) waive compliance with any of the covenants of the other contained in this Agreement and (iv) waive or modify performance of any of the obligations of the other. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action or compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

     14. Notices. All notices, demands, requests, demands and other communications required or otherwise given under this Agreement shall be in writing and shall be deemed to have been duly given if: (a) delivered by hand against written receipt therefor, (b) forwarded by a third party company or governmental entity providing delivery services in the ordinary course of business which guarantees delivery the following business day, (c) mailed by registered or certified mail, return receipt requested, postage prepaid, or (d) transmitted by facsimile transmission electronically confirmed for receipt, in full, by the other party no later than 5:00 pm, local time, on the date of transmission, addressed as follows (i) If to the Company, to Vizacom Inc., Glenpointe Center East 300 Frank W. Burr Boulevard, Teaneck, New Jersey 07666;
Attention: President; Facsimile: (201) 928-1003: with a copy to: Kaufman & Moomjian, LLC; 50 Charles Lindbergh Boulevard - Suite 206; Mitchel Field, New York 11553; Attention: Neil M. Kaufman, Esq.; Facsimile: (516) 222-5110 and (ii) if to the Stockholders, to the respective address set forth on the signature pages hereof, with a copy to Ruskin, Moscou, Evans & Faltischek, P.C., 170 Old Country Road, Mineola, New York 11501; Attention: Paul Rubell, Esq.; Facsimile:
# (516) 663-6643 or (iii) in the case of any of the parties hereto, at such other address as such party shall have furnished to each of the other parties hereto in accordance with this Section 14. Each such notice, demand, request or other communication shall be deemed given (i) on the date of such delivery by hand, (ii) on the first business day following the date of such delivery to the overnight delivery service or facsimile transmission or (iii) three business days following such mailing.

     15. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

     16. Further Assurances. Each party hereto covenants and agrees with all other parties hereto to promptly execute, deliver, file and/or record such agreements, instruments, certificates and other documents and to do and perform such other and further acts and things as any other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by themselves or their duly authorized respective officers, all as of the date first written above.

                                   VIZACOM INC.

                              By:  /s/ Mark Leininger
                                   Mark Leininger
                                   President


                                   STOCKHOLDERS


                                   /s/ Vincent DiSpigno
                                   Name: Vincent DiSpigno
                                   Address:


                                   /s/ David N. Salav
                                   Name: David N. Salav
                                   Address:



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